SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 1, 1996

INDIAN RIVER CITRUS INVESTORS LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of organization)

        2-95219                        04-2859087
  (Commission File Number)         (I.R.S. Employer
                                    Identification No.)

One International Place, Boston, Massachusetts            02110
   (Address of Principal Executive Offices)            (Zip Code)

(617) 330-8600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)


Item 3.   Bankruptcy or Receivership

     On March 1, 1996, the Registrant filed for bankruptcy under Chapter 11 of the United States Bankruptcy Act in the Federal District Court for the State of Florida, Southern District (Case No. 96-30843-BKC-SHF). Winthrop Agricultural Management II, Inc., the general partner of Registrant, determined to seek reorganization under the Bankruptcy Act in order to attempt to maximize the Registrant's assets. At present, the Registrant is in default under the second loan on Registrant's property and the second mortgagee initiated an action to have a receiver appointed for the property. The value of the property is currently less than the total debt on the property. The Registrant intends to submit its plan of reorganization to the court in the near future.


SIGNATURES

	Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          INDIAN RIVER CITRUS INVESTORS
                          LIMITED PARTNERSHIP

                          By:  Winthrop Agricultural
                               Management II, Inc.,
                               General Partner

Date:  March 7, 1996          By:_/s/ Peter Braverman
                                      Peter Braverman
                                      Senior Vice President